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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

                               April 29, 2002
              Date of Report (date of earliest event reported)

                       Commission File Number 1-13873
                           ----------------------

                               STEELCASE INC.
           (Exact name of registrant as specified in its charter)


      Michigan                                               38-0819050
(State of incorporation)                                   (IRS employer
                                                         identification number)

           901 44th Street,                                    49508
   Grand Rapids, Michigan                                    (Zip Code)
(Address of principal executive offices)

                               (616) 247-2710
                      (Registrant's telephone number)

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ITEM 5.    Other Events

Steelcase Inc. ("the Company") currently has long-term debt ratings of A-from Standard & Poor's ("S&P") and Baa3 from Moody's Investors Service ("Moody's"). The Company's US$ 400,000,000 multicurrency commercial paper program is rated A-2 from S&P and Prime-3 from Moody's.




                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         STEELCASE INC.

Date: April 29, 2002

                                         /S/ JAMES P. KEANE
                                         ------------------------------
                                        James P. Keane
                                        Senior Vice President
                                        and Chief Financial Officer
                                        (Duly Authorized Officer and
                                        Principal Financial Officer)